                                                                    EXHIBIT 25.1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------
                                    FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                              =====================

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______
                              =====================

                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

                 NEW YORK                              13-3818954
      (Jurisdiction of incorporation               (I. R. S. Employer
       if not a U. S. national bank)               Identification No.)

           114 WEST 47TH STREET
            NEW YORK, NEW YORK                         10036-1532
           (Address of principal                       (Zip Code)
            executive offices)

                                      NONE
            (Name, address and telephone number of agent for service)
                            ========================

                              GOLDEN SKY DBS, INC.
               (Exact name of obligor as specified in its charter)

                  DELAWARE                              43-1839531
       (State or other jurisdiction of              (I. R. S. Employer
       incorporation or organization)               Identification No.)

      605 WEST 47TH STREET, SUITE 300
            KANSAS CITY, MISSOURI                          64112
  (Address of principal executive offices)              (Zip Code)


                13 1/2% Senior Discount Notes Due 2007, Series A
                       (Title of the indenture securities)

                                     GENERAL

1.   General Information

     FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

             FEDERAL RESERVE BANK OF NEW YORK (2ND DISTRICT), NEW YORK, NEW YORK

                  (BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM)
             FEDERAL DEPOSIT INSURANCE CORPORATION, WASHINGTON, D.C. NEW YORK STATE BANKING DEPARTMENT, ALBANY, NEW YORK

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          THE TRUSTEE IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

2.   Affiliations with the Obligor

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

             NONE

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 AND 15:

     THE OBLIGOR IS CURRENTLY NOT IN DEFAULT UNDER ANY OF ITS OUTSTANDING SECURITIES FOR WHICH UNITED STATES TRUST COMPANY OF NEW YORK IS TRUSTEE. ACCORDINGLY, RESPONSES TO ITEMS 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 AND 15 OF FORM T-1 ARE NOT REQUIRED UNDER GENERAL INSTRUCTION B.


16.  List of Exhibits

     T-1.1        --       ORGANIZATION CERTIFICATE, AS AMENDED, ISSUED BY
                           THE STATE OF NEW YORK BANKING DEPARTMENT TO TRANSACT
                           BUSINESS AS A TRUST COMPANY, IS INCORPORATED BY
                           REFERENCE TO EXHIBIT T-1.1 TO FORM T-1 FILED ON
                           SEPTEMBER 15, 1995 WITH THE COMMISSION PURSUANT TO
                           THE TRUST INDENTURE ACT OF 1939, AS AMENDED BY THE
                           TRUST INDENTURE REFORM ACT OF 1990 (REGISTRATION NO.
                           33-97056).

     T-1.2        --       INCLUDED IN EXHIBIT T-1.1.

     T-1.3        --       INCLUDED IN EXHIBIT T-1.1.

16.  List of Exhibits
     (CONT'D)

     T-1.4        --       THE BY-LAWS OF UNITED STATES TRUST COMPANY OF NEW
                           YORK, AS AMENDED, IS INCORPORATED BY REFERENCE TO
                           EXHIBIT T-1.4 TO FORM T-1 FILED ON SEPTEMBER 15, 1995
                           WITH THE COMMISSION PURSUANT TO THE TRUST INDENTURE
                           ACT OF 1939, AS AMENDED BY THE TRUST INDENTURE REFORM
                           ACT OF 1990 (REGISTRATION NO.
                           33-97056).

     T-1.6        --       THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION
                           321(B) OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED
                           BY THE TRUST INDENTURE REFORM ACT OF 1990.

     T-1.7        --       A COPY OF THE LATEST REPORT OF CONDITION OF THE
                           TRUSTEE PURSUANT TO LAW OR THE REQUIREMENTS OF ITS
                           SUPERVISING OR EXAMINING AUTHORITY.

NOTE

AS OF MARCH 24, 1999, THE TRUSTEE HAD 2,999,020 SHARES OF COMMON STOCK OUTSTANDING, ALL OF WHICH ARE OWNED BY ITS PARENT COMPANY, U.S. TRUST CORPORATION. THE TERM "TRUSTEE" IN ITEM 2, REFERS TO EACH OF UNITED STATES TRUST COMPANY OF NEW YORK AND ITS PARENT COMPANY, U. S. TRUST CORPORATION.

                               ------------------

PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, UNITED STATES TRUST COMPANY OF NEW YORK, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 24TH OF MARCH 1999.

UNITED STATES TRUST COMPANY
         OF NEW YORK, TRUSTEE

BY: /s/ GERARD F. GANEY
   ---------------------------
   GERARD F. GANEY
   SENIOR VICE PRESIDENT

                                                                   Exhibit T-1.6

        THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(b) OF THE ACT.

                     UNITED STATES TRUST COMPANY OF NEW YORK
                              114 WEST 47TH STREET
                               NEW YORK, NY 10036


DECEMBER 19, 1997



SECURITIES AND EXCHANGE COMMISSION
450 5TH STREET, N.W.
WASHINGTON, DC  20549

GENTLEMEN:

PURSUANT TO THE PROVISIONS OF SECTION 321(B) OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED BY THE TRUST INDENTURE REFORM ACT OF 1990, AND SUBJECT TO THE LIMITATIONS SET FORTH THEREIN, UNITED STATES TRUST COMPANY OF NEW YORK ("U.S. TRUST") HEREBY CONSENTS THAT REPORTS OF EXAMINATIONS OF U.S. TRUST BY FEDERAL, STATE, TERRITORIAL OR DISTRICT AUTHORITIES MAY BE FURNISHED BY SUCH AUTHORITIES TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST THEREFOR.




VERY TRULY YOURS,


UNITED STATES TRUST COMPANY
      OF NEW YORK



BY:    /S/ GERARD F. GANEY
   ---------------------------
      SENIOR VICE PRESIDENT

                                                                   EXHIBIT T-1.7

                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                                DECEMBER 31, 1998
                                ($ IN THOUSANDS)

ASSETS
CASH AND DUE FROM BANKS                    $  104,220

SHORT-TERM INVESTMENTS                        207,292

SECURITIES, AVAILABLE FOR SALE                578,874

LOANS                                       2,061,582
LESS:  ALLOWANCE FOR CREDIT LOSSES             17,199
                                           ----------
      NET LOANS                             2,044,383
PREMISES AND EQUIPMENT                         58,263
OTHER ASSETS                                  124,079
                                           ----------
      Total Assets                         $3,117,111
                                           ==========

LIABILITIES
DEPOSITS:
      NON-INTEREST BEARING                 $  709,221
      INTEREST BEARING                      1,908,861
                                           ----------
         TOTAL DEPOSITS                     2,618,082

SHORT-TERM CREDIT FACILITIES                  170,644
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES      146,324
                                           ----------
      Total Liabilities                    $2,935,050
                                           ==========

STOCKHOLDER'S EQUITY
COMMON STOCK                                   14,995
CAPITAL SURPLUS                                53,041
RETAINED EARNINGS                             111,402
UNREALIZED GAINS ON SECURITIES
     AVAILABLE FOR SALE (NET OF TAXES)          2,623
                                           ----------

Total Stockholder's Equity                    182,061
                                           ----------
    Total Liabilities and
     Stockholder's Equity                  $3,117,111
                                           ==========

I, RICHARD E. BRINKMANN, MANAGING DIRECTOR & COMPTROLLER OF THE NAMED BANK DO HEREBY DECLARE THAT THIS STATEMENT OF CONDITION HAS BEEN PREPARED IN CONFORMANCE WITH THE INSTRUCTIONS ISSUED BY THE APPROPRIATE REGULATORY AUTHORITY AND IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

RICHARD E. BRINKMANN, MANAGING DIRECTOR & CONTROLLER

FEBRUARY 1, 1999